UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  March 26, 2010 (March 25, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On March 25, 2010, INX Inc. (the “Company”) issued a press release announcing that it will delay its fourth quarter earnings release and will not file its Form 10-K for the fiscal year ended December 31, 2009 by March 31, 2010.  The financial results release is being delayed in order to allow the Company additional time for the reexamination of the timing of its revenue recognition under Accounting Standards Codification (ASC) 605-25, previously referred to as Emerging Issues Task Force No. 00-21 ("EITF 00-21"), Revenue Arrangements with Multiple Deliverables.

During the process of closing its books for 2009, the Company identified errors in the application of EITF 00-21, including the identification of and accounting for deliverables under multi-element arrangements, including the treatment of individual product items as separate deliverables under multi-element arrangements, and the Company's application of the residual method of revenue recognition for such multi-element arrangements.  The Company is in the process of evaluating and quantifying the effect of these errors on the timing of revenue recognized in its current and previously issued financial statements.

The Company is working diligently on this matter and will make a further announcement in a subsequent press release regarding the timing of the release of financial results and the effect of any adjustments.  The Company intends to file its Annual Report on Form 10-K as soon as practicable.  The Company intends to file a Form 12b-25 with the Securities and Exchange Commission requesting an automatic extension of up to fifteen days to file the Form 10-K.

The Company also announced in its press release limited business information regarding the quarter ended December 31, 2009.  During the fourth quarter of 2009, the Company expects to record a non-cash goodwill impairment charge of approximately $5 million related to goodwill associated with past acquisitions.

A copy of this press release is attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2. of Form 8−K, the information contained in this Current Report on Form 8−K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 25, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2010	INX Inc.
By: /s/ Brian Fontana Brian Fontana Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 25, 2010.

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